UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2024

Heart Test Laboratories, Inc.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-41422	26-1344466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Reserve Street, Suite 360
Southlake, Texas		76092
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 682 237-7781

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HSCS	The Nasdaq Stock Market LLC
Warrants	HSCSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

The following unaudited pro forma balance sheet has been prepared to illustrate the impact of a number of events that followed the close of the Company’s second fiscal quarter ended October 31, 2023, including (i) the Company’s receipt of proceeds from various offerings of the Company’s common stock in November and December 2023, (ii) the conversion of loan notes into shares of common stock in November 2023 and (iii) the issuance of common stock to the Icahn School of Medicine at Mount Sinai as consideration for the rights to various license agreements, and the Company’s resulting compliance with the minimum $5 million stockholders’ equity requirement for initial listing on The Nasdaq Capital Market. In that regard, the Company believes that as of the date of this Form 8-K filing, stockholders’ equity exceeds $5 million.

The unaudited pro forma balance sheet is based on the Company’s unaudited balance sheet as of October 31, 2023, as contained in the Company's 10-Q for the quarter ended October 31, 2023, filed with the Securities and Exchange Commission on December 14, 2023, adjusted to reflect the subsequent events after the balance sheet date of October 31, 2023, through the date of filing, as set out in Note 9 of the 10-Q, as if the events occurred on October 31, 2023.

This unaudited pro forma balance sheet is for informational purposes only, and should be read in conjunction with the more detailed unaudited condensed consolidated financial statements and related notes thereto included in the Company’s Form 10-Q for the quarter ended October 31, 2023.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Balance Sheet of the Company as of October 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEART TEST LABORATORIES, INC.

Date:	January 25, 2024	By:	/s/ Andrew Simpson
		Name: Title:	Andrew Simpson President, Chief Executive Officer, and Chairman of the Board of Directors